Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

11. INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2014	2013	2012
Canadian statutory income tax rate	26.5%	26.5%	26.5%
Manufacturing and processing profits deduction	(0.4)	(0.4)	(0.7)
Foreign rate differentials	(0.1)	(1.5)	(1.5)
Losses not benefited	1.3	5.3	5.8
Utilization of losses previously not benefited	(0.3)	(1.0)	(0.3)
Earnings of equity accounted investees	(1.1)	(1.1)	(1.2)
Tax on repatriation of foreign earnings	0.6	1.4	—
Valuation allowance on deferred tax assets [i]	(0.1)	(1.1)	(5.0)
Austrian tax reform [ii]	1.3	—	—
Mexican flat tax [iii]	—	(1.9)	—
Research and development tax credits [iv]	(1.6)	(4.3)	(2.3)
Reserve for uncertain tax positions	(1.7)	(2.3)	(1.0)
Re-measurement gains [note 3]	—	—	(1.1)
Others	1.6	(0.7)	(0.7)

Effective income tax rate	26.0%	18.9%	18.5%

[i]	GAAP requires that the Company assess whether valuation allowances should be established or maintained against its deferred tax assets, based on consideration of all available evidence, using a “more likely than not” standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax income and tax planning strategies that could be implemented to realize the deferred tax assets. Based on these criteria, the Company released a portion of its valuation allowances pertaining to its operations in Europe, Mexico and China. These were partially offset by a valuation allowance set up against all of its deferred tax assets in Brazil. The net effect of all these valuation allowance adjustments was $4 million, $21 million and $89 million in 2014, 2013 and 2012, respectively.
[ii]	During 2014, the Austrian government enacted legislation abolishing the utilization of foreign losses, where the foreign subsidiary is not a member of the European Union. Furthermore, any foreign losses previously used by Austrian entities arising in those non European Union subsidiaries are subject to recapture in Austria. As a consequence of this change, the Company recorded a charge to income tax expense of $32 million [“Austrian tax reform”].
[iii]	During the fourth quarter of 2013, the Company recorded a tax benefit of $36 million as a result of the elimination of the Mexican flat tax, which became effective on January 1, 2014.
[iv]	For the year ended December 31, 2013, research and development tax credits included a tax benefit of $36 million in connection with a settlement covering years 2008 and 2009 and a resulting change in the Company’s estimate of the amount of similar claims for subsequent periods.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2014	2013	2012
Canadian	$838	$653	$944
Foreign	1,701	1,252	806

	$2,539	$1,905	$1,750

[c]	The details of the income tax provision are as follows:

	2014	2013	2012
Current
Canadian	$200	$159	$170
Foreign	365	301	200

	565	460	370

Deferred
Canadian	1	(29)	(6)
Foreign	93	(71)	(40)

	94	(100)	(46)

	$659	$360	$324

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2014	2013	2012
Tax depreciation greater (less) than book depreciation	$41	$(23)	$13
Book amortization (in excess of) less than tax amortization	(24)	(57)	16
Liabilities currently not deductible for tax	18	(48)	(29)
Net tax losses utilized (benefited)	27	50	(11)
Change in valuation allowance on deferred tax assets	(3)	(21)	(89)
Austrian tax reform	32	—	—
Net tax credits utilized	10	2	53
Others	(7)	(3)	1

	$94	$(100)	$(46)

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2014	2013
Assets
Tax benefit of loss carryforwards	$712	$610
Liabilities currently not deductible for tax	238	342
Tax credit carryforwards	25	34
Unrealized loss on cash flow hedges and retirement liabilities	120	39
Others	11	11

	1,106	1,036
Valuation allowance against tax benefit of loss carryforwards	(663)	(528)
Other valuation allowance	(79)	(111)

	364	397

Liabilities
Tax depreciation in excess of book depreciation	208	170
Other assets book value in excess of tax value	—	15
Tax on undistributed foreign earnings	7	5
Unrealized gain on cash flow hedges and retirement liabilities	9	21

	224	211

Net deferred tax assets	$140	$186

The net deferred tax assets are presented on the consolidated balance sheet in the following categories:

	2014	2013
Current deferred tax assets	$186	$275
Current deferred tax liabilities	(21)	(9)
Long-term deferred tax assets	147	120
Long-term deferred tax liabilities	(172)	(200)

	$140	$186

[f]	The company has provided for deferred income taxes for the estimated tax cost of distributable earnings of its subsidiaries. Deferred income taxes have not been provided on approximately $3.99 billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $547 million for the year ended December 31, 2014 [2013—$507 million; 2012—$347 million].

[h]	As of December 31, 2014, the Company had domestic and foreign operating loss carryforwards of $2.27 billion and tax credit carryforwards of $25 million. Approximately $1.61 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2015 and 2034.
[i]	As at December 31, 2014, 2013 and 2012, the Company’s gross unrecognized tax benefits were $202 million, $238 million and $279 million, respectively [excluding interest and penalties], of which $177 million, $219 million and $240 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2014	2013	2012
Balance, beginning of year	$238	$279	$252
Increase based on tax positions related to current year	21	35	68
Decrease based on tax positions of prior years	(23)	(44)	(31)
Settlements	(8)	(24)	(10)
Statute expirations	(10)	(7)	(5)
Foreign currency translation	(16)	(1)	5

	$202	$238	$279

The Company recognizes interest and penalties with respect to unrecognized tax benefits as income tax expense. As at December 31, 2014, 2013 and 2012, the Company had recorded interest and penalties on the unrecognized tax benefits of $24 million, $42 million and $49 million, respectively, which reflects recoveries/(expenses) related to changes in its reserves for interest and penalties of $18 million, $7 million and ($7 million), respectively.

The Company operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations and the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $38 million, of which $35 million, if recognized, would affect its effective tax rate.

The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany and Mexico. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2007, in Austria and Mexico for years after 2008, and in Canada and the U.S. federal jurisdiction for years after 2010.